Exhibit 99.2

Ribbon Investor Presentation March 2023

Ribbon Confidential Information This presentation contains “forward - looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 19 95, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this release, including, without limitation statements regarding the Company’s projected financial results fo r the first quarter of 2023, year ended 2023 and beyond; customer engagement and momentum; plans and objectives for future operations and cost savings; and plans for future product development and manufacturing and the expected benefits ther efr om, are forward - looking statements. Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “projects” and other similar language, are intended to identify forward - looking state ments. Forward - looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy a nd other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from t hos e contemplated in these forward - looking statements due to various risks, uncertainties and other important factors, including, among others, the effects of geopolitical instabilities and disputes, including between Russia and Ukraine and the im pact of sanctions imposed as a result thereof; the potential impact of litigation; risks related to supply chain disruptions, including as a result of component availability; risks that the Company will not realize the anticipated benefits from the ac qui sition of ECI Telecom Group Ltd. (the “ECI Acquisition”); risks that the Company will not realize the estimated cost savings and/or anticipated benefits from its strategic restructuring; the impact of restructuring and cost - containment activities; unpre dictable fluctuations in quarterly revenue and operating results; risks related to the terms of the Company’s credit agreement including compliance with the financial covenants; risks related to cybersecurity and data intrusion; failure to co mpe te successfully against telecommunications equipment and networking companies; failure to grow the Company’s customer base or generate recurring business from existing customers; credit risks; the timing of customer purchasing decisio ns and the Company’s recognition of revenues; macroeconomic conditions, including inflation; market acceptance of the Company’s products and services; rapid technological and market change; the ability to protect Company intellectual property rig hts and obtain necessary licenses; the ability to maintain partner, reseller, distribution and vendor support and supply relationships; the potential for defects in the Company’s products; increases in tariffs, trade restrictions or taxes on the Com pany’s products; and currency fluctuations. Any forward - looking statements represent our views only as of the date on which such statement is made and should not be relied upon as representing our views as of any subsequent date. While we may ele ct to update forward - looking statements at some point, we specifically disclaim any obligation to do so, except as may be required by law. This presentation contains projected financial information with respect to the Company, namely revenue, EBITDA, gross margin, an d interest and other expense. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptio ns and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ ma ter ially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in thi s presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered accounting firm of the Company has not audited, reviewed, compiled or performed any p roc edures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation also includes certain non - GAAP financial measures in addition to the U.S. GAAP financials. Our management beli eves that presenting certain non - GAAP financial measures provides meaningful information to investors in understanding our operating results and may enhance investors' ability to analyze financial and business trends including the ab ility to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in a given financial period. The non - GAAP measures have limitations as analytical tools, and you shou ld not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with U.S. GAAP. We urge you to review the reconciliation of our non - GAAP financial measures to the most directly comp arable GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate our business. Please note that as part of the basis of presentation, totals may not sum due to rounding. Note Regarding Forward - Looking Statements and Non - GAAP Financial Measures

Ribbon Confidential Information Today’s Presenters Bruce McClelland President, CEO & Director • Former CEO of ARRIS, COO of CommScope and held several leadership roles at Nortel • 35 years of industry experience Mick Lopez EVP & CFO • Former CFO of Vista Outdoor, CFO of Veritas Technologies and CFO of Harris Corporation • 40 years of industry experience 6

Investment Highlights

1. **Comprehensive portfolio of best-in-class secure communications and IP optical networking solutions –** Differentiates with first mover's approach to produce innovative, open-sourced products that service customer demands

2. **Robust market position and continued penetration in the massive communications networking market –** Favorable industry tailwinds headlined by FCC's ~$81B funding for expansion of connectivity and bandwidth

3. **Long-standing relationships with the top telecom service providers, enterprises and critical infrastructure operators –** Leverageable 1,000+ customer base provides significant cross-selling opportunities

4. **Cloud and Edge segment ("C&E") will provide the springboard for the IP Optical Networks segment ("Optical") to continue growing –** C&E provides steady cash flow while Optical drives growth

5. **Strong financial visibility due to the significant pipeline of potential Tier 1 opportunities in N.A., India & Europe –** Substantial opportunity with ongoing global replacement of Huawei network equipment in many of the world's networks

6. **Accomplished leadership team with the playbook on growing multi billion-dollar companies –** Mr. McClelland, RBBN President, CEO and Director, led Arris' sale to CommScope for $7.4B in 2019

7

Ribbon Confidential Information

Ribbon Confidential Information Strong Financial and Business Momentum 1,000+ Customers $64M 22A EBITDA $840 – 870M ’23 Est. Revenue $95 – 110M ’23 Est. EBITDA 945 Patents 1.10x 4Q22A Book - to - Bill 35% 19% 34% 12% ’22 Revenue Breakdown 51% 31% 18% By Region 28% 72% By Customer Type By Service / Products 46% Services 54% Product Pro Svcs Headquarters: Plano, Texas • Global provider of software and network solutions to enable real - time communications and high - bandwidth networking and connectivity • Two business segments: Cloud & Edge and IP Optical Networks • Key Investors: JPMorgan Chase & Co. and Swarth Group (1) Company Overview Employees: 3,400 • NASDAQ: RBBN Long - Term Customer Relationships Ribbon at a Glance ______________________ 1. Shares held by JPMC Heritage Parent LLC (indirect subsidiary) and Heritage PE (OEP) III, L.P. (general partner indirectly controlled by JPMC Heritage Parent LLC), and deemed beneficial ownership of shares of OEP II Partners Co - Invest, L.P. 8

Rich History of Innovation Brought Together as Ribbon

Several meaningful transactions have strengthened our market position, expanded our market scope and will provide a major new growth vector in the company's transformation



Sonus
Session Border Controllers
Secure and interwork VoIP communications networks and enable cloud communications applications
Founded 1997
GENBAND
Media Gateways
Interwork legacy voice communications networks with Voice over Internet Protocol (VoIP) networks
Founded 1999
NORTEL NETWORKS
Network Modernization
Consolidate and modernize legacy fixed voice communications networks
Founded 1967
Merged 2010
2017
ribbon
Formed
New Management Team Joins
edgewater NETWORKS
anova DATA
laurel networks
Merged 2005
ECI
IP Service Edge Routers
Multiservice IP Edge routers for telecommunications carriers
Founded 1999
IP Optical Networks
Enable high-capacity broadband connectivity, routing and transport for communications networks
Founded 1961
Ribbon enters IP Optical market
KANDY
Ribbon divests Kandy Communications
Strategic decision to focus on stronger business segments
ribbon 3.0
Business unit re-alignment including the integration of global sales to drive growth

9

Ribbon Confidential Information

ribbon

Ribbon 3.0 – The Next Phase of Growth and Profitability



Core Strengths
Carrier Voice Transformation
Secure Voice Session Mgmt
Voice/Data Carrier Edge
Applications & Analytics
Optical Transport
Layer 2 IP Services
Multi-domain orchestration
Open IP Networking
Ribbon Revenue
Ribbon 1.0
Merger Sonus & GENBAND 2017
Ribbon acquires Edgewater Aug-2018
Ribbon acquires Anova Data Mar-2019
Ribbon 2.0
Ribbon / ECI merge Mar-2020
Ribbon 3.0
Integrated Offerings & Operations
Cloud & Edge
IP Optical Networks
2.5% to 6.0% Growth Target
$588.0
$563.1
$260.5
$583.3
$288.3
$556.7
$311.6
$508.1
2018
2019
2020
2021
2022
2023E
Addressable Markets
Service Provider
+ Enterprise
+ Critical Infrastructure and Defense
+

10

Ribbon Confidential Information

Continued Momentum for Expected Profitable Growth in 2023

2022 Accomplishments

- 36%+ IP Optical sales growth in 2H22 vs. 1H22
- Major new growth vector on strength of expanded IP Networking portfolio
- Noteworthy IP Optical wins:

viettel MTN INFINIVAN airtel EASTERN SoftBank

- Telco Cloud momentum and Enterprise growth
- New product launches

Profitable Growth in 2023 Expected

- 2023 Adj. EBITDA guidance, which assumes, $95 – $110 million (60% YoY growth at the midpoint)
- 10%+ IP Optical Transport revenue growth target with path to profitability
- Cloud & Edge stability with meaningful Secure VoIP opportunities in Federal and Enterprise
- Improving supply chain environment
- Additional cost savings (~5%) to be implemented

Targets for 2024 and Beyond

- Investment in Tier One Service Provider opportunities provides non-linear growth opportunity
- Portfolio investment leads to expanded addressable market
- Partnership opportunities to increase scale and accelerate market share gains
- Federal opportunities provide multi-year investment cycle
- Increasing software and recurring revenue mix

11

Ribbon Confidential Information

ribbon

Ribbon Confidential Information Capital Raise Comes at Significant EBITDA Inflection Point $25 – $30M Gross / $20M Net Expenditure Reduction 2022: Year of R&D Investment EBITDA ($ in millions) ______________________ Note: 2023 EBITDA Mid - Point bridge represents management’s expectations and estimates as of March 2023. 12

Ribbon Confidential Information …And Facilitates Credit Agreement Amendment ______________________ 1. Each leverage covenant in effect will remain net of up to $25 million of cash (unchanged). Fiscal Quarter Ending Net Leverage Covenant Ratio (1) Fixed Charge Coverage Ratio Existing New Existing New Mar 31, 2023 3.25x 4.50x 1.25x 1.10x Jun 30, 2023 3.25x 4.50x 1.25x 1.10x Sep 30, 2023 3. 00 x 4.50x 1.25x 1.10x Dec 31, 2023 3. 00 x 4. 25 x 1.25x 1.10x Mar 31, 2024 3.00x 4.00x 1.25x 1.10x June 30, 2024 - Thereafter 3.00x No Change 1.25x No Change Credit Agreement Amendment Overview ▪ Upon completion of the Preferred Offering, RBBN will pay down at least $75.0 million of the existing Term Loan A (from $330.5 million to $255.5 million) ▪ Revolver is reduced from $100M to $75M ▪ Amendment alleviates covenant pressure by increasing the total net leverage covenant ratio and decreasing the minimum fixed charge coverage ratio, as shown below: 13

Ribbon Confidential Information Network Transformation Everything over IP Cloud Networking Edge Computing Automation & Orchestration Applications for Everything Personalized & Customized Connected Devices Everything as a Service Explosion of Data Market Drivers Technology Evolution Broadband explosion Nextgen BB Access Work - from - anywhere Nextgen Mobile – 5G, 6G, Wi - Fi 6E Data Explosion Drives Continuous Network Transformation 14

Key Technology Trends Underpinning Our Investment Strategy

IP + Optical

- 4.5X expected growth in global mobile traffic from 2020-2026[1] driving fiber and IP Networking closer to the edge
- Network complexity demanding better management and automation – across Optical transport and IP switching/routing domains
- Next generation IP segment routing and 5G network slicing are a catalyst for alternative vendors
- Heightened sense of urgency to transition legacy TDM voice networks to IP

Open Networking

- Best-of-breed agile solutions
- Eliminate vendor lock-in
- Faster time-to-market
- Commercial silicon surpassing proprietary solutions
  - Pluggable optics
  - High performance routing
- Hybrid IP networking solutions from access to core
- Adoption of white box computing

Open ROADM

NETCONF

OPENCONFIG

gNMI telemetry

ONF

TELECOM INFRA PROJECT

Unified Communications

- Broad adoption of cloud-based unified communication platforms supporting work-from-anywhere needs
- Multiple target markets: Online Collaboration, Desktop and Mobile, Contact Center
- Multiple target verticals: Finance, Government, Education, Critical Infrastructure, Healthcare, Manufacturing
- Specialized solutions needed for advanced applications – survivability, security, 911, etc.

Microsoft

zoom

GENESYS

Service migration to the Cloud

- Traditional network functions operating in private or public cloud compute environments
- Pre-integrated friction-free deployment with OpEx and CapEx consumption models
- Large scale analytics leveraging data from multiple deployments and 3rdparty sources
- Improved service velocity leveraging CI/CD
- Expanded partnerships (SI, OEM, Distributors, Technology)

TELCO CLOUD

5G

kubernetes

1. Source: Ericsson Mobility Report, November 2020

15

Ribbon Confidential Information

ribbon

Ribbon Confidential Information Ribbon Solutions Meet Demanding Network Requirements ______________________ 1. Reflects Kandy revenue of $8mm and $11mm in 2019 and 2020, respectively. 2. Reflects pro forma full year results for periods before the close of the ECI acquisition. Core business supports telecom carrier and enterprise voice services • Leading market position with tier one service providers including Verizon and AT&T • Significant cash flow generator underpinned by strong recurring maintenance and increasing software component of revenue • Portfolio addresses fixed and mobile carrier VoIP networks as well as faster growing enterprise communication applications • Strong market position in Core Session Border Control (“SBC”) products “Cloud & Edge” Business Segment “IP Optical Networks” Business Segment Highly - competitive products with substantial market growth opportunities • Record of success in many of the most competitive global markets, including India and EMEA • Leveraging N.A. carrier relationships to penetrate the industry’s largest, profitable accounts, exploiting its technical advances & competitive cost • The industry’s shift to open networking architectures is highly favorable for Ribbon’s product portfolio compared to major competitors such as Ciena • Global replacement of Huawei network equipment in many of the world’s networks provides a once - in - a - lifetime opportunity for IP Optical Annual IP Optical Revenues ($ in mm ) (2) (1) Annual Cloud & Edge Revenues ($ in mm ) (1) 16

Ribbon Confidential Information Cloud & Edge Business Segment Industry - leading Telco and Enterprise Communications Portfolio Fraud & Analytics Session Border Control • Cloud Native SBC architecture • Highly efficient infrastructure needs • Automation for lifecycle management • Full VoLTE IMS functionality UC Interconnect • Interconnect support for multiple UCaaS platforms • Comprehensive portal environment • Customer engagement & automation • Connectivity and security in public or private cloud • Securing real - time communications • Incident Detectors for known threats • Behavioral Analytics reveals new threats • Recognize and mitigate Fraud and Nuisance Calls Voice Simplification • Business & consumer voice application server • Hosted PBX and Contact Centre features • Scale from thousands to millions of subs • Solutions for TDM transformation 17

IP Optical Networks Business Segment

Continuous Innovation to Meet Customer Needs

IP WAVE



IP Routing with Neptune

- Proven state of the art IP stack with common NOS
- Right fit with range of form factors and capabilities
- New high performance router family - Neptune XDR

Optical Networking with Apollo

- Best in class metro transport with performance or power-cost optimized 400G/200G/100G and OTN
- Tailored solutions with smooth capacity growth
- Delivering new wavelengths fast with Ribbon Alien Wavelengths

Domain Orchestration with Muse

- Practical Automation
- Multi-vendor, multidomain, multilayer
- Low code CI/CD

Continuous Innovation for Next Generation Optimized, Automated Open IP Optical

18

Ribbon Confidential Information

IP WAVE ribbon

Ribbon Confidential Information 2023 Customer Investment Profiles Mobile Remains a Top Priority Surge in Investment Broadband Access (Fiber, HFC, Fixed Wireless) Relentless Pursuit to Lower Total Cost of Ownership Digital Transformation Ribbon solutions directly address these key investment priorities Cell site Router Aggregation Optical transport IP routing Metro and Access Optical transport Analytics Enhanced Security Energy Efficiency Telco Cloud As - a - Service Automation 19

Ribbon Confidential Information Enterprise • Target F1000 Customers in key verticals • Expand adoption of Cloud Services - Ribbon Connect, Identity Management, Analytics • Convert US Federal Opportunities Telco Cloud Transformation Projects • US Tier 1, NA Tier 2, Europe, APAC, CALA SBC Share • Market expected to grow 6%+ in 2023 • Leverage Application portfolio 2023 Targeted Growth Areas Optical Major Accounts • Expand on recent major account wins • Convert Tier One pipeline in 1H23 • Leapfrog with new Apollo 9400 platform Establish Ribbon as Major IP Networking Solution Provider • New XDR 2000 Series portfolio and rNOS • Cloud - native Muse management platform • Multiple entry points – 5G, TDM, CIN, multi - service access, automation/orchestration Cloud & Edge IP Optical Networks 20

Ribbon Confidential Information Large and Diverse Service Provider and Enterprise Customer Base Telco and Mobile Multi - System Operators Regulated Verticals Utilities Transportation Finance Healthcare Education Government Ribbon is a global company with 57% of 2022 revenues from international customers and does business with more than 80% of the top 50 Telecom Service Providers around the globe (excluding China) 21

Investment Highlights

1. **Comprehensive portfolio of best-in-class secure communications and IP optical networking solutions –** Differentiates with first mover's approach to produce innovative, open-sourced products that service customer demands

2. **Robust market position and continued penetration in the massive communications networking market –** Favorable industry tailwinds headlined by FCC's ~$81B funding for expansion of connectivity and bandwidth

3. **Long-standing relationships with the top telecom service providers, enterprises and critical infrastructure operators –** Leverageable 1,000+ customer base provides significant cross-selling opportunities

4. **Cloud and Edge segment ("C&E") will provide the springboard for the IP Optical Networks segment ("Optical") to continue growing –** C&E provides steady cash flow while Optical drives growth

5. **Strong financial visibility due to the significant pipeline of potential Tier 1 opportunities in N.A., India & Europe –** Substantial opportunity with ongoing global replacement of Huawei network equipment in many of the world's networks

6. **Accomplished leadership team with the playbook on growing multi billion-dollar companies –** Mr. McClelland, RBBN President, CEO and Director, led Arris' sale to CommScope for $7.4B in 2019

22

Ribbon Confidential Information

Appendix

IP Optical Networks Business Segment

Apollo: Programmable Optical Networks

New

Next Gen Compact Modular

OT9408 **OLS9408**


Pay as you grow
pluggables

- 140Gbaud: 1200G, real 800G, unlimited 400G
- Ultra-dense metro 400

4-degrees per 4RU

F2B cooling plus Telco NEBS

400G+ Everywhere

Metro Power-Cost Optimized

TM400_2


Multisource
400G ZR+
pluggables

- Pay-as-you-grow 400G
- OpenROADM interop

Capacity-Reach Optimized

TM800/1200 – 70Gbaud λs



TM800_2 – 140Gbaud λs



- Real 800G
- Unlimited 400G

Super OLS


3rd party Orchestrator
Intent-based control
Muse Domain Orchestrator
MLO awareness
Apollo
OTN
Neptune
3rd Party
Ribbon wavelengths
Alien wavelengths
Alien spectrum
Mux
IP Wave
Optical Line System

- Any wavelength
- Shared spectrum
- Dynamic WSON restoration
- Optical and fiber health

Access-to-Core OTN Switching

- Optimize wavelength fill
- Point-and-click service provisioning
- Dynamic ASON restoration


16T capacity
Highest traffic
core applications
5.6T capacity
For most core
applications
2.8T capacity
Pay-as-you-grow
modular metro
400G capacity
Access optimized
economics
400G ZR+
9901X
Access
100G
9904X
Metro
200G-400G
9914
Core
200G-400G
9932

C+L Band


High traffic fiber route
C-band
L-band

Pay as you grow for extra capacity
Where you need it – When you need it

Open Control Interfaces

Open ROADM OpenConfig
ONF gNMI telemetry

Optical overlay for SDN applications

24

Ribbon Confidential Information

IP WAVE ribbon

Ribbon Confidential Information IP Optical Networks Business Segment Neptune IP Routing: WAN Access, Metro & Edge Router Applications Disaggregated Routing Super - converged Multi - Access Edge High Performance Routing – XDR Family New IP Routing Portfolio 2100 2200 2300 2400 2700 800G 1RU Fixed 2.4T 2RU Fixed 3T 3RU Modular 4.8T 2RU Fixed 16T 7RU Modular , Redundant • 3 times capacity in same form factor • 20% reduction in cost • 65% reduction in power • IP Wave rNOS - Open NOS across entire portfolio Past Proprietary Routers Vendor Software (Proven OS) Broadcom Silicon Proprietary Hardware • Integrated routers Present Common NOS IP Wave rNOS Broadcom Silicon Proprietary and ODM Hardware • Disaggregated and Integrated options Future Telco SONiC Disaggregated IP Wave rNOS Merchant Silicon Proprietary and ODM Hardware • Disaggregated s/w • Any merchant silicon IP Wave rNOS provides • Same NOS across entire portfolio • Hardware/software disaggregation 5G xHaul • 5G Synchronization PTP 1588, Class C/D, GNSS Receiver • Open and Programmable – SR - TE, FlexAlgo, PCEP Multiservice Aggregation for: • Rural Backbone/Backhaul • Critical Infrastructure and Enterprise • Converged Networks and CIN Mobile Critical Infrastructure Residential Wireless Access Rural Connectivity Enterprises Fiber Access Converged Multi - Access , Multi - service Edge PON CES Smart SFP IPoDWDM High Availability Routing – AR Family 1050 1022 1012D 1100 1250 1300 1800 Redundant, modular Non - Redundant Risk - free Migration • Comprehensive CES Technology • Multiple • applications • Field hardened processes Packet Transport Network TDM to IP Migration Market leading solution for critical industries • Dual stack IP/MPLS, MPLS - TP and SR • High Availability, redundant form factors • CI form factors and capabilities • Risk - free modernization New Hub Site Fixed Services Radio Macro RAN Cloud MEC xHaul IP Optical MPLS SR Aggregation Site Cell Site 1250 2100 2300 1022 1100 1800 2700 RAN Cloud 25

IP Optical Networks Business Segment

Muse: Cloud Native SDN

Workflow Automation



- Reduce OPEX
- Minimize human mistakes

Closed Loop Provisioning


Select or create a service template
Set KPI parameters (bandwidth, latency, availability, etc.)
Manage service
Alerts
Monitor KPI performance
Verify
Configure
Activate
Telemetry
Programmable IP Optical Network

- Speed time to revenues
- Sell performance assured services

Insights & Analytics



- Better use of CAPEX
- Improve NOC efficiency

Flexible NBI


OSS/BSS
Service Orchestrator
Customer Defined NBIs
Standard Open NBIs
Muse™
Network Controller

- Integrate within end-to-end SDN ecosystem

Network Health



- Predictive maintenance
- Fast-accurate fault finding

Cloud Native



- DevOps and Customization
- Performance and Security

Intuitive Web UI



- Reduce mgmt complexity
- Tailor to NOC processes

Flexible Multi-Vendor SBI


Muse™
Network Controller
SBIs to Network Elements
SBIs to Domain Controllers
Routers + Optical Terminals
Domain Controller
OLS

- Disaggregated solutions
- Remove vendor lock-in

26

Ribbon Confidential Information

Ribbon Confidential Information 2023 Organization and Leadership Mick Lopez EVP & CFO • Financial accounting reporting, controls, & planning • AP & AR • Treasury & Tax • Investor Relations • Information Technologies Sam Bucci EVP & COO • Business strategy • Innovation & Product Development • Portfolio Management • Global Services • Supply Chain & Operations Petrena Ferguson SVP Human Resources • Global HR business partner • Compensation & Benefits • Recruiting and Performance Management • Employee training & development Patrick Macken EVP, Chief Legal Officer • General Counsel • Employment Law • Contract Law • Compliance • Facilities • Corporate Secretary Dan Redington EVP, Global Sales • Regional Sales Units • Pre - Sales Engineering • Project Management • Strategic account development Bruce McClelland President, CEO & Director • Board of Directors 27

Ribbon Confidential Information Fourth Quarter and Full Year 2022 GAAP Financial Summary 4Q21 3Q22 4Q22 2021 2022 Revenue $231M $207M $234M $845M $820M Gross Margin 50% 50% 49% 53% 49% Opex 1 $235M $108M $113M $562M $449M Income (loss) from operations ($120M) ($3M) $1M ($118M) ($48M) Other (expense) income, net 2 ($9M) ($4M) ($2M) ($75M) ($44M) Net income (loss) ($96M) ($18M) $20M ($177M) ($98M) Diluted EPS ($0.65) ($0.12) $0.12 ($1.20) ($0.63) ______________________ 1. Opex – includes Goodwill impairment charges of $116M in 2021, $0M in 2022. 2. Other (expense) income, net includes the following non - cash measurement gains (losses) associated with the quarterly mark - to - mar ket adjustments to the investment in AVCT: FY21 ($75M) / FY22 ($41M). 28

Ribbon Confidential Information Fourth Quarter and Full Year 2022 Non - GAAP Financial Summary 4Q21 3Q22 4Q22 FY21 FY22 Revenue $231M $207M $234M $845M $820M Non - GAAP Gross Margin 54% 54% 52% 57% 53% Non - GAAP Opex $102M $94M $97M $381M $386M Non - GAAP Operating Margin 9% 9% 11% 12% 6% Non - GAAP Adjusted EBITDA $26M $23M $29M $120M $64M Non - GAAP Diluted EPS $0.01 $0.02 $0.09 $0.32 $0.11 ______________________ Note: Please see the discussion of non - GAAP financial measures in the appendix. 29

Ribbon Confidential Information Fourth Quarter and Full Year 2022 Non - GAAP Segment Summary 4Q22 Cloud and Edge 4Q22 IP Optical Networks 4Q22 Consolidated FY22 Cloud and Edge FY22 IP Optical Networks FY22 Consolidated Revenue vs Prior Year $137M (7%) $97M +17% $234M +1% $508M (9%) $312M +8% $820M (3%) Non - GAAP Gross Margin 64% 36% 52% 65% 34% 53% Non - GAAP Adjusted EBITDA $36M ($7M) $29M $128M ($64M) $64M Non - GAAP Adjusted EBITDA Margin 26% - 8% 12% 25% - 20% 8% ______________________ Note: Please see the discussion of non - GAAP financial measures in the appendix. 30

Ribbon Confidential Information First Quarter and Full Year 2023 Business Outlook FY22 (Actual) 1Q23 (Estimated) FY22 (Estimated) Revenue $820M $180M to $190M $840M to $870M Non - GAAP Gross Margin 53% 46% to 48% 53% to 54% Non - GAAP Adjusted EBITDA $64M ($6M) to $1M $95M to $110M Interest and Other Expense ($23M ) ~($6M) ~($23M) ______________________ Note: Please see the discussion of non - GAAP financial measures in the appendix. 31

Ribbon Confidential Information Discussion of Non - GAAP Financial Measures The Company’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs. The Company considers the use of non-GAAP financial measures helpful in assessing the core performance of its continuing operations and when planning and forecasting future periods. The Company’s annual financial plan is prepared on a non-GAAP basis and is approved by its board of directors. In addition, budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis, and actual results on a non-GAAP basis are assessed against the annual financial plan. The Company defines continuing operations as the ongoing results of its business adjusted for certain expenses and credits, as described below. The Company believes that providing non-GAAP information to investors will allow investors to view the financial results in the way its management views them and helps investors to better understand the Company’s core financial and operating performance and evaluate the efficacy of the methodology and information used by its management to evaluate and measure such performance. While the Company’s management uses non-GAAP financial measures as tools to enhance its understanding of certain aspects of the Company’s financial performance, its management does not consider these measures to be a substitute for, or superior to, GAAP measures. In addition, the Company’s presentations of these measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures. In particular, many of the adjustments to the Company’s financial measures reflect the exclusion of items that are recurring and will be reflected in its financial results for the foreseeable future. 32

Ribbon Confidential Information Discussion of Non - GAAP Financial Measures (continued) Stock-Based Compensation The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. The Company believes that presenting non-GAAP operating results that exclude stock-based compensation provides investors with visibility and insight into its management’s method of analysis and its core operating performance. Amortization of Acquired Technology (including software licenses); Amortization of Acquired Intangible Assets Amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions. Amortization of acquired technology is reported separately within Cost of revenue and Amortization of acquired intangible assets is reported separately within Operating expenses. These items are reported collectively as Amortization of acquired intangible assets in the accompanying reconciliations of non-GAAP and GAAP financial measures. The Company believes that excluding non-cash amortization of these intangible assets facilitates the comparison of its financial results to its historical operating results and to other companies in its industry as if the acquired intangible assets had been developed internally rather than acquired. Impairment of Goodwill The Company performs its annual testing for impairment of goodwill in the fourth quarter each year. For the purpose of testing goodwill for impairment, all goodwill has been assigned to one of the Company’s two operating segments. The Company performs a fair value analysis using both an income and market approach, which encompasses a discounted cash flow analysis and a guideline public company analysis using selected multiples. Based on the results of the impairment test completed in the fourth quarter of 2021, the Company determined that the carrying value of its IP Optical Networks segment exceeded its fair value, and accordingly, recorded a non-cash impairment charge of $116 million. There was no impairment of the Company’s Cloud and Edge segment. The Company believes that such non-cash costs are not part of its core business or ongoing operations. Accordingly, the Company believes that excluding the goodwill impairment charge facilitates the comparison of the Company’s financial results to its historical operating results and to other companies in its industry. 33

Ribbon Confidential Information Discussion of Non - GAAP Financial Measures (continued) Acquisition-, Disposal- and Integration-Related The Company considers certain acquisition-, disposal- and integration-related costs to be unrelated to the organic continuing operations of its acquired businesses and the Company. Such costs are generally not relevant to assessing or estimating the long-term performance of the acquired assets. The Company excludes such acquisition-, disposal- and integration-related costs to allow more accurate comparisons of its financial results to its historical operations and the financial results of less acquisitive peer companies and allows management and investors to consider the ongoing operations of the business both with and without such expenses. Restructuring and Related The Company has recorded restructuring and related expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing its worldwide workforce. The Company believes that excluding restructuring and related expense facilitates the comparison of its financial results to its historical operating results and to other companies in its industry, as there are no future revenue streams or other benefits associated with these costs. Interest Income on Debentures The Company recorded paid-in-kind interest income on the American Cloud Technologies, Inc. (“AVCT”) Series A-1 convertible debentures (the “Debentures”) it received as consideration in connection with the sale of its Kandy Communications business (the “Kandy Sale”) through September 8, 2021, when the Debentures were converted to shares of AVCT common stock (the “Debenture Shares”), which increased their fair value. The Company excludes this interest income because it believes that such a gain is not part of its core business or ongoing operations. 34

Ribbon Confidential Information Discussion of Non - GAAP Financial Measures (continued) Gain on Sale of Business On May 12, 2021, the Company sold its QualiTech business, which it had acquired as part of its acquisition of ECI Telecom Group Ltd., to Hermon Laboratories, Ltd. As consideration, the Company received $2.9 million of cash and recorded a gain on the sale of $2.8 million. The Company excludes this gain because it believes that such gain is not part of its core business or ongoing operations. Decrease in Fair Value of Investments The Company calculated the fair values of the Debentures and the warrants to purchase shares of AVCT common stock it received as consideration in connection with the Kandy Sale (the “Warrants”) (prior to September 8, 2021) and the Debenture Shares and Warrants (effective September 8, 2021) and at each quarter-end until their disposal on August 29, 2022 when they were used as partial consideration in connection with the Company’s acquisition of perpetual software licenses from AVCT. The Company recorded any adjustments to their fair values in Other (expense) income, net. The Company excluded these gains and losses from the change in fair value of this investment because it believes that such gains or losses were not part of its core business or ongoing operations. Tax Effect of Non-GAAP Adjustments The Non-GAAP income tax provision is presented based on an estimated tax rate applied against forecasted annual non-GAAP income. The Non-GAAP income tax provision assumes no available net operating losses or valuation allowances for the U.S. because of reporting significant cumulative non-GAAP income over the past several years. The Company is reporting its non-GAAP quarterly income taxes by computing an annual rate for the Company and applying that single rate (rather than multiple rates by jurisdiction) to its consolidated quarterly results. The Company expects that this methodology will provide a consistent rate throughout the year and allow investors to better understand the impact of income taxes on its results. Due to the methodology applied to its estimated annual tax rate, the Company’s estimated tax rate on non-GAAP income will differ from its GAAP tax rate and from its actual tax liabilities. 35

Ribbon Confidential Information Discussion of Non - GAAP Financial Measures (continued) Adjusted EBITDA The Company uses Adjusted EBITDA as a supplemental measure to review and assess its performance. The Company calculates Adjusted EBITDA by excluding from (Income) loss from operations: depreciation; amortization of acquired intangible assets; stock-based compensation; impairment of goodwill; acquisition-, disposal- and integration- related expense; and restructuring and related expense. In general, the Company excludes the expenses that it considers to be non-cash and/or not part of its ongoing operations. The Company may exclude other items in the future that have those characteristics. Adjusted EBITDA is a non-GAAP financial measure that is used by the investing community for comparative and valuation purposes. The Company discloses this metric to support and facilitate dialogue with research analysts and investors. Other companies may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. 36

GAAP to Non-GAAP Reconciliation

$000's	1Q21			2Q21			3Q21			4Q21			FY21		
	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated
Revenue	$ 125,422	$ 67,350	$ 192,772	$ 141,421	$ 69,789	$ 211,210	$ 142,437	$ 67,961	$ 210,398	$ 147,376	$ 83,201	$ 230,577	$ 556,656	$ 288,301	$ 844,957
GAAP Gross profit	$ 77,523	$ 22,963	$ 100,486	$ 88,836	$ 29,891	$ 118,727	$ 89,000	$ 21,654	$ 110,654	$ 88,105	$ 26,688	$ 114,793	$ 343,464	$ 101,196	$ 444,660
GAAP Gross margin (Gross profit/Revenue)	61.8%	34.1%	52.1%	62.8%	42.8%	56.2%	62.5%	31.9%	52.6%	59.8%	32.1%	49.8%	61.7%	35.1%	52.6%
Stock-based compensation	0.1%	0.1%	0.2%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.2%	0.3%	0.2%	0.2%	0.2%
Amortization of acquired technology	5.3%	5.1%	5.2%	4.7%	4.4%	4.6%	4.6%	4.5%	4.6%	3.9%	3.7%	3.8%	4.6%	4.4%	4.6%
Non-GAAP Gross margin	67.2%	39.3%	57.5%	67.8%	47.5%	61.1%	67.4%	36.7%	57.5%	64.0%	36.0%	53.9%	66.5%	39.7%	57.4%
GAAP Income (loss) from operations	$ 4,693	$ (17,297)	$ (12,604)	$ 24,931	$ (11,979)	$ 12,952	$ 26,361	$ (24,369)	$ 1,992	$ 20,371	$ (140,507)	$ (120,136)	$ 76,356	$ (194,152)	$ (117,796)
Depreciation	3,137	1,089	4,226	3,142	1,107	4,249	3,018	1,191	4,209	2,972	1,306	4,278	12,269	4,693	16,962
Amortization of acquired intangible assets	11,305	4,518	15,823	11,300	5,881	17,181	11,340	5,881	17,221	10,519	5,882	16,401	44,464	22,162	66,626
Stock-based compensation	3,334	1,726	5,060	3,039	1,751	4,790	2,936	1,625	4,561	3,199	1,808	5,007	12,508	6,910	19,418
Impairment of goodwill	-	-	-	-	-	-	-	-	-	-	116,000	116,000	-	116,000	116,000
Acquisition-, disposal- and integration-related	241	956	1,197	29	1,023	1,052	165	1,790	1,955	46	3,382	3,428	481	7,151	7,632
Restructuring and related	5,620	330	5,950	1,095	1,735	2,830	1,125	642	1,767	215	891	1,106	8,055	3,598	11,653
Non-GAAP Adjusted EBITDA	$ 28,330	$ (8,678)	$ 19,652	$ 43,536	$ (482)	$ 43,054	$ 44,945	$ (13,240)	$ 31,705	$ 37,322	$ (11,238)	$ 26,084	$ 154,133	$ (33,638)	$ 120,495
Adjusted EBITDA Margin (Adjusted EBITDA/Revenue):															
GAAP Income (loss) from operations	3.7%	(25.7%)	(6.5%)	17.6%	(17.2%)	6.1%	18.5%	(35.9%)	0.9%	13.8%	(168.9%)	(52.1%)	13.7%	(67.3%)	(13.9%)
Depreciation	2.5%	1.6%	2.2%	2.2%	1.6%	2.0%	2.1%	1.8%	2.0%	2.0%	1.6%	1.9%	2.2%	1.6%	2.0%
Amortization of acquired intangible assets	9.0%	6.7%	8.2%	8.1%	8.4%	8.2%	8.0%	8.7%	8.3%	7.2%	7.0%	7.0%	8.1%	7.7%	7.9%
Stock-based compensation	2.7%	2.6%	2.6%	2.1%	2.5%	2.3%	2.1%	2.4%	2.2%	2.2%	2.2%	2.2%	2.2%	2.4%	2.3%
Impairment of goodwill	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	139.4%	50.3%	0.0%	40.2%	13.7%
Acquisition-, disposal- and integration-related	0.2%	1.4%	0.6%	*	1.5%	0.5%	0.1%	2.6%	0.9%	*	4.1%	1.5%	0.1%	2.5%	0.9%
Restructuring and related	4.5%	0.5%	3.1%	0.8%	2.5%	1.3%	0.8%	0.9%	0.8%	0.1%	1.1%	0.5%	1.4%	1.2%	1.4%
Non-GAAP Adjusted EBITDA Margin	22.6%	(12.9%)	10.2%	30.8%	(0.7%)	20.4%	31.6%	(19.5%)	15.1%	25.3%	(13.5%)	11.3%	27.7%	(11.7%)	14.3%

* Less than 0.1% impact on non-GAAP Adjusted EBITDA margin

37

Ribbon Confidential Information

ribbon

GAAP to Non-GAAP Reconciliation (Continued)

$000's	1Q22			2Q22			3Q22			4Q22			FY22		
	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated	Cloud and Edge	IP Optical Networks	Consolidated
Revenue	$ 109,806	$ 63,392	$ 173,198	$ 137,080	$ 68,716	$ 205,796	$ 124,685	$ 82,442	$ 207,127	$ 136,566	$ 97,073	$ 233,639	$ 508,137	$ 311,623	$ 819,760
GAAP Gross profit	$ 62,732	$ 15,323	$ 78,055	$ 88,250	$ 16,300	$ 104,550	$ 76,442	$ 27,876	$ 104,318	$ 82,873	$ 31,140	$ 114,013	$ 310,297	$ 90,639	$ 400,936
GAAP Gross margin (Gross profit/Revenue)	57.1%	24.2%	45.1%	64.4%	23.7%	50.8%	61.3%	33.8%	50.4%	60.7%	32.1%	48.8%	61.1%	29.1%	48.9%
Stock-based compensation	0.4%	0.3%	0.3%	0.3%	0.3%	0.3%	0.4%	0.3%	0.4%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%
Amortization of acquired technology	4.7%	4.9%	4.8%	3.5%	4.6%	3.8%	3.7%	3.8%	3.7%	2.9%	3.8%	3.3%	3.6%	4.2%	3.9%
Non-GAAP Gross margin	62.2%	29.4%	50.2%	68.2%	28.6%	54.9%	65.4%	37.9%	54.5%	63.9%	36.2%	52.4%	65.0%	33.6%	53.1%
GAAP Loss from operations	$ (2,347)	$ (36,707)	$ (39,054)	$ 25,953	$ (33,192)	$ (7,239)	$ 16,812	$ (20,108)	$ (3,296)	$ 21,298	$ (20,033)	$ 1,265	$ 61,716	$ (110,040)	$ (48,324)
Depreciation	2,715	1,170	3,885	2,685	1,203	3,888	2,753	1,162	3,915	2,605	1,002	3,607	10,758	4,537	15,295
Amortization of acquired intangible assets	9,528	6,014	15,542	9,118	6,283	15,401	8,995	6,281	15,276	8,090	6,879	14,969	35,731	25,457	61,188
Stock-based compensation	2,665	1,590	4,255	2,646	1,753	4,399	2,992	1,849	4,841	3,214	1,998	5,212	11,517	7,190	18,707
Acquisition-, disposal- and integration-related	44	1,805	1,849	70	1,465	1,535	42	946	988	-	1,914	1,914	156	6,130	6,286
Restructuring and related	3,366	1,448	4,814	2,321	573	2,894	1,287	(18)	1,269	970	886	1,856	7,944	2,889	10,833
Non-GAAP Adjusted EBITDA	$ 15,971	$ (24,680)	$ (8,709)	$ 42,793	$ (21,915)	$ 20,878	$ 32,881	$ (9,888)	$ 22,993	$ 36,177	$ (7,354)	$ 28,823	$ 127,822	$ (63,837)	$ 63,985
Adjusted EBITDA Margin (Adjusted EBITDA/Revenue):															
GAAP Loss from operations	(2.1%)	(57.9%)	(22.5%)	18.9%	(48.3%)	(3.5%)	13.5%	(24.4%)	(1.6%)	15.6%	(20.6%)	0.5%	12.1%	(35.3%)	(5.9%)
Depreciation	2.5%	1.8%	2.2%	2.0%	1.8%	1.9%	2.2%	1.4%	1.9%	1.9%	1.0%	1.5%	2.1%	1.5%	1.9%
Amortization of acquired intangible assets	8.6%	9.6%	8.9%	6.6%	9.1%	7.5%	7.3%	7.7%	7.4%	5.9%	7.0%	6.5%	7.1%	8.1%	7.4%
Stock-based compensation	2.4%	2.5%	2.5%	1.9%	2.6%	2.1%	2.4%	2.2%	2.3%	2.4%	2.1%	2.2%	2.3%	2.3%	2.3%
Acquisition-, disposal- and integration-related	*	2.8%	1.1%	0.1%	2.1%	0.7%	0.0%	1.1%	0.5%	*	2.0%	0.8%	*	2.0%	0.8%
Restructuring and related	3.1%	2.3%	2.8%	1.7%	0.8%	1.4%	1.0%	0.0%	0.6%	0.7%	0.9%	0.8%	1.6%	0.9%	1.3%
Non-GAAP Adjusted EBITDA Margin	14.5%	(38.9%)	(5.0%)	31.2%	(31.9%)	10.1%	26.4%	(12.0%)	11.1%	26.5%	(7.6%)	12.3%	25.2%	(20.5%)	7.8%

* Less than 0.1% impact on non-GAAP Adjusted EBITDA margin

38

Ribbon Confidential Information

ribbon

GAAP to Non-GAAP Reconciliation (Continued)

$000s	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
GAAP Operating expenses	$ 113,090	$ 105,775	$ 108,662	$ 234,929	$ 562,456	$ 117,109	$ 111,789	$ 107,614	$ 112,748	$ 449,260
Stock-based compensation	(4,798)	(4,228)	(3,973)	(4,422)	(17,421)	(3,675)	(3,798)	(4,116)	(4,490)	(16,079)
Amortization of acquired intangible assets	(5,762)	(7,481)	(7,547)	(7,493)	(28,283)	(7,275)	(7,513)	(7,508)	(7,350)	(29,646)
Impairment of goodwill	-	-	-	(116,000)	(116,000)	-	-	-	-	-
Acquisition-, disposal- and integration-related	(1,197)	(1,052)	(1,955)	(3,428)	(7,632)	(1,849)	(1,535)	(988)	(1,914)	(6,286)
Restructuring and related	(5,950)	(2,830)	(1,767)	(1,106)	(11,653)	(4,814)	(2,894)	(1,269)	(1,856)	(10,833)
Non-GAAP Operating expenses	$ 95,383	$ 90,184	$ 93,420	$ 102,480	$ 381,467	$ 99,496	$ 96,049	$ 93,733	$ 97,138	$ 386,416
(Loss) income from operations as a percentage of revenue ("Operating margin"):										
GAAP Operating margin	(6.5%)	6.1%	0.9%	(52.1%)	(13.9%)	(22.5%)	(3.5%)	(1.6%)	0.5%	(5.9%)
Stock-based compensation	2.6%	2.3%	2.2%	2.2%	2.3%	2.5%	2.1%	2.3%	2.2%	2.3%
Amortization of acquired intangible assets	8.2%	8.2%	8.3%	7.1%	7.9%	8.9%	7.6%	7.4%	6.5%	7.4%
Impairment of goodwill	0.0%	0.0%	0.0%	50.3%	13.7%	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition-, disposal- and integration-related	0.6%	0.5%	0.9%	1.5%	0.9%	1.1%	0.7%	0.5%	0.8%	0.8%
Restructuring and related	3.1%	1.3%	0.8%	0.5%	1.4%	2.7%	1.4%	0.6%	0.8%	1.3%
Non-GAAP Operating margin	8.0%	18.4%	13.1%	9.5%	12.3%	(7.3%)	8.3%	9.2%	10.8%	5.9%

39
Ribbon Confidential Information

GAAP to Non-GAAP Reconciliation (Continued)

	1Q21	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
GAAP Diluted (loss) earnings per share	$ (0.31)	$ 0.15	$ (0.40)	$ (0.65)	$ (1.20)	$ (0.47)	$ (0.20)	$ (0.12)	$ 0.12	$ (0.63)
Stock-based compensation	0.03	0.03	0.03	0.03	0.14	0.03	0.03	0.03	0.03	0.12
Amortization of acquired intangible assets	0.11	0.11	0.12	0.12	0.44	0.11	0.10	0.09	0.09	0.39
Impairment of goodwill	-	-	-	0.77	0.77	-	-	-	-	-
Acquisition-, disposal- and integration-related	0.01	0.01	0.01	0.02	0.05	0.01	0.01	0.01	0.01	0.04
Restructuring and related	0.05	0.02	0.01	0.01	0.08	0.03	0.02	0.01	0.01	0.07
Interest income on debentures	(0.01)	(0.01)	(0.01)	-	(0.02)	-	-	-	-	-
Gain on sale of business	-	(0.02)	-	-	(0.02)	-	-	-	-	-
Decrease (increase) in fair value of investments	0.16	(0.08)	0.38	0.04	0.50	0.18	0.08	0.01	-	0.26
Tax effect of non-GAAP adjustments	(0.01)	(0.04)	(0.03)	(0.33)	(0.42)	0.03	0.02	(0.01)	(0.17)	(0.14)
Non-GAAP Diluted earnings (loss) per share	$ 0.03	$ 0.17	$ 0.11	$ 0.01	$ 0.32	$ (0.08)	$ 0.06	$ 0.02	$ 0.09	$ 0.11
Weighted average shares used to compute diluted earnings (loss) per share (000's):										
Shares used to compute **GAAP** diluted (loss) earnings per share	145,936	154,160	148,184	148,675	147,575	149,167	150,190	158,921	168,163	156,668
Shares used to compute **non-GAAP** diluted earnings (loss) per share	155,032	154,160	154,061	153,898	154,527	149,167	154,035	163,463	172,213	161,325

40

Ribbon Confidential Information

ribbon

Ribbon Confidential Information GAAP to Non - GAAP Reconciliation (Continued) Three months ending Year ending March 31, 2023 December 31, 2023 Range Range Revenue ($ millions) 180$ 190$ 840$ 870$ Gross margin: GAAP outlook 42.5% 43.7% 49.3% 50.4% Stock-based compensation 0.4% 0.4% 0.3% 0.3% Amortization of acquired technology 4.1% 3.9% 3.4% 3.3% Non-GAAP outlook 47.0% 48.0% 53.0% 54.0% Adjusted EBITDA ($ millions): GAAP (loss) income from operations (36.4)$ (29.4)$ (17.3)$ (2.3)$ Depreciation 3.8 3.8 15.4 15.4 Stock-based compensation 5.4 5.4 22.0 22.0 Amortization of acquired intangible assets 14.7 14.7 56.9 56.9 Acquisition-, disposal- and integration-related 0.4 0.4 0.6 0.6 Restructuring and related 6.1 6.1 17.4 17.4 Non-GAAP outlook (6.0)$ 1.0$ 95.0$ 110.0$ 41

Thank You